Nile Africa, Frontier and Emerging Fund

Class A: NAFAX

Class C: NAFCX

Institutional Class: NAFIX

A series of Nile Capital Investment Trust

Supplement dated June 23, 2017 to the STATEMENT OF ADDITIONAL INFORMATION dated July 29, 2016

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Effective June 22, 2017, Dr. Peter A. Feinstein resigned his position as a Trustee.  Please disregard references in the Statement of Additional Information to Mr. Feinstein effective as of June 22, 2017.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information both dated July 29, 2016, each of which provides information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-68-AFRICA (1-877-682-3742).

Please retain this Supplement for future reference.